                                                                    Exhibit 4(b)

================================================================================

                           THE TOLEDO EDISON COMPANY

                                       TO

                            THE CHASE MANHATTAN BANK
                                  as Trustee.

                            ------------------------

                       FORTY-SIXTH SUPPLEMENTAL INDENTURE

                           DATED AS OF JUNE 15, 1997

             (Supplemental to Indenture dated as of April 1, 1947)

                     FIRST MORTGAGE BONDS, SERIES DUE 2000
                     FIRST MORTGAGE BONDS, SERIES DUE 2004
                     FIRST MORTGAGE BONDS, SERIES DUE 2007

================================================================================

                           THE TOLEDO EDISON COMPANY

                       FORTY-SIXTH SUPPLEMENTAL INDENTURE

                           DATED AS OF JUNE 15, 1997

                               TABLE OF CONTENTS*

                                                              PAGE
                                                            --------
PARTIES.....................................................      1

RECITALS....................................................      1

GRANTING CLAUSES............................................      3

ARTICLE I -- CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
             AMOUNT AND FORM OF BONDS OF 2000 SERIES........      4

     Section 1 -- Creation and designation of Bonds and
                  compliance with Indenture.................      4

     Section 2 -- Registered Bonds and denominations........      4

     Section 3 -- Date of Bonds, maturity date, interest
                  rate, accrual date, payment dates, Record
                  Date and place of payments................      4

     Section 4 -- Transfer and exchange of Bonds............      6

     Section 5 -- Redemption of Bonds.......................      6

     Section 6 -- Notice of redemption......................      6

     Section 7 -- Purchase, prepayment or payment of
                  principal of Notes deemed to be
                  corresponding payment of Bonds............      7

     Section 8 -- Redemption of Bonds in an "Event of
                  Default" under the Note Indenture.........      7

     Section 9 -- Payment of interest or premium on Notes
                  deemed to be corresponding payment on
                  Bonds.....................................      8

     Section 10 -- Surrender of Bonds purchased or otherwise
                   acquired.................................      8

     Section 11 -- Surrender of Bonds in the event of
                   payment in full or partial payment
                   thereof and issuance of new Bonds for the
                   unpaid balance...........................      8

---------------

     *The Table of Contents, the page headings and the recording data are not part of the Forty-sixth Supplemental Indenture as executed.

                                                              PAGE
                                                            --------
     Section 12 -- Notation of payments on Bonds before
                   transfer.................................      8

     Section 13 -- Principal amount of Bonds which may be
                   authenticated and delivered..............      8

     Section 14 -- Form of Fully Registered Pledge Bonds....      9
                       Form of Trustee's Certificate of
                       Authentication.......................     14

ARTICLE II -- CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
              AMOUNT AND FORM OF BONDS OF 2004 SERIES.......     14

     Section 1 -- Creation and designation of Bonds and
                  compliance with Indenture.................     14

     Section 2 -- Registered Bonds and denominations........     14

     Section 3 -- Date of Bonds, maturity date, interest
                  rate, accrual date, payment dates, Record
                  Date and place of payments................     14

     Section 4 -- Transfer and exchange of Bonds............     16

     Section 5 -- Redemption of Bonds.......................     17

     Section 6 -- Notice of redemption......................     17

     Section 7 -- Purchase, prepayment or payment of
                  principal of Notes deemed to be
                  corresponding payment of Bonds............     17

     Section 8 -- Redemption of Bonds in an "Event of
                  Default" under the Note Indenture.........     17

     Section 9 -- Payment of interest or premium on Notes
                  deemed to be corresponding payment on
                  Bonds.....................................     18

     Section 10 -- Surrender of Bonds purchased or otherwise
                   acquired.................................     18

     Section 11 -- Surrender of Bonds in the event of
                   payment in full or partial payment
                   thereof and issuance of new Bonds for the
                   unpaid balance...........................     18

     Section 12 -- Notation of payments on Bonds before
                   transfer.................................     19

     Section 13 -- Principal amount of Bonds which may be
                   authenticated and delivered..............     19

                                                              PAGE
                                                            --------
     Section 14 -- Form of Fully Registered Pledge Bonds....     19
                       Form of Trustee's Certificate of
                       Authentication.......................     24

ARTICLE III -- CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
               AMOUNT AND FORM OF BONDS OF 2007 SERIES......     25

     Section 1 -- Creation and designation of Bonds and
                  compliance with Indenture.................     25

     Section 2 -- Registered Bonds and denominations........     25

     Section 3 -- Date of Bonds, maturity date, interest
                  rate, accrual date, payment dates, Record
                  Date and place of payments................     25

     Section 4 -- Transfer and exchange of Bonds............     27

     Section 5 -- Redemption of Bonds.......................     27

     Section 6 -- Notice of redemption......................     27

     Section 7 -- Purchase, prepayment or payment of
                  principal of Notes deemed to be
                  corresponding payment of Bonds............     28

     Section 8 -- Redemption of Bonds in an "Event of
                  Default" under the Note Indenture.........     28

     Section 9 -- Payment of interest or premium on Notes
                  deemed to be corresponding payment on
                  Bonds.....................................     29

     Section 10 -- Surrender of Bonds purchased or otherwise
                   acquired.................................     29

     Section 11 -- Surrender of Bonds in the event of
                   payment in full or partial payment
                   thereof and issuance of new Bonds for the
                   unpaid balance...........................     29

     Section 12 -- Notation of payments on Bonds before
                   transfer.................................     29

     Section 13 -- Principal amount of Bonds which may be
                   authenticated and delivered..............     30

     Section 14 -- Form of Fully Registered Pledge Bonds....     30
                       Form of Trustee's Certificate of
                   Authentication...........................     35

                                                              PAGE
                                                            --------
ARTICLE IV -- THE TRUSTEE...................................     36

     Section 1 -- Acceptance by Trustee.....................     36

     Section 2 -- Agency of the Company other than the
                  Trustee...................................     36

     Section 3 -- Certain advices to the Company............     37

     Section 4 -- Certificates regarding interest rates.....     37

ARTICLE V -- MISCELLANEOUS PROVISIONS.......................     37

TESTIMONIUM CLAUSE..........................................     37

EXECUTION...................................................     38

COMPANY'S ACKNOWLEDGMENT....................................    S-1

TRUSTEE'S ACKNOWLEDGMENT....................................    S-2

RECORDING AND FILING DATA...................................    R-1

     FORTY-SIXTH SUPPLEMENTAL INDENTURE, dated as of June 15, 1997, made by and between THE TOLEDO EDISON COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company"), and THE CHASE MANHATTAN BANK, a corporation organized and existing under the laws of the State of New York (the "Trustee"), as Trustee.

                                    RECITALS

     The Company has heretofore executed and delivered an Indenture of Mortgage and Deed of Trust dated as of April 1, 1947 (the "Original Indenture") to The Chase National Bank of the City of New York, predecessor Trustee, to secure an issue of First Mortgage Bonds of the Company, issuable in series, and created thereunder an initial series of bonds designated as First Mortgage Bonds, 2 7/8% Series due 1977, being the initial series of bonds issued under the Original Indenture; and

     The Company has heretofore executed and delivered to The Chase National Bank of the City of New York, predecessor Trustee, four Supplemental Indentures supplementing the Original Indenture dated, respectively, September 1, 1948, April 1, 1949, December 1, 1950 and March 1, 1954 and has heretofore executed and delivered to The Chase Manhattan Bank, which on March 31, 1955, became the Trustee under the Original Indenture by virtue of the merger of The Chase National Bank of the City of New York into President and Directors of The Manhattan Company under the name of The Chase Manhattan Bank, the Fifth and the Sixth Supplemental Indentures dated, respectively, February 1, 1956, and May 1, 1958, supplementing the Original Indenture; and

     The Chase Manhattan Bank was converted into a national banking association under the name The Chase Manhattan Bank (National Association), effective September 23, 1965; and by virtue of said conversion the continuity of the business of Chase Manhattan Bank, including its business of acting as corporate trustee, and its corporate existence, were not affected, so that Chase Manhattan Bank is vested with all the trusts, powers, discretion, immunities, privileges and all other matters as were vested in said Chase Manhattan Bank under the Indenture, with like effect as if originally named as Trustee therein; and

     The Company has heretofore executed and delivered to The Chase Manhattan Bank (National Association), predecessor Trustee, 38 Supplemental Indentures dated, respectively, as follows: Seventh, August 1, 1967, Eighth, November 1, 1970, Ninth, August 1, 1972, Tenth, November 1, 1973, Eleventh, July 1, 1974, Twelfth, October 1, 1975, Thirteenth, June 1, 1976, Fourteenth, October 1, 1978, Fifteenth,

September 1, 1979, Sixteenth, September 1, 1980, Seventeenth, October 1, 1980, Eighteenth, April 1, 1981, Nineteenth, November 1, 1981, Twentieth, June 1, 1982, Twenty-first, September 1, 1982, Twenty-second, April 1, 1983, Twenty-third, December 1, 1983, Twenty-fourth, April 1, 1984, Twenty-fifth, October 15, 1984, Twenty-sixth, October 15, 1984, Twenty-seventh, August 1, 1985, Twenty-eighth, August 1, 1985, Twenty-ninth, December 1, 1985, Thirtieth, March 1, 1986, Thirty-first, October 15, 1987, Thirty-second, September 15, 1988, Thirty-third, June 15, 1989, Thirty-fourth, October 15, 1989, Thirty-fifth, May 15, 1990, Thirty-sixth, March 1, 1991, Thirty-seventh, May 1, 1992, Thirty-eighth, August 1, 1992, Thirty-ninth, October 1, 1992, Fortieth, January 1, 1993, Forty-first, September 15, 1994, Forty-second, May 1, 1995, Forty-third, June 1, 1995, Forty-fourth, July 14, 1995 and Forty-fifth, July 15, 1995 supplementing the Original Indenture; and

     The Chase Manhattan Bank (National Association), Successor Trustee, was merged on July 1, 1996, with and into Chemical Bank, a New York banking corporation, which changed its name to The Chase Manhattan Bank, and which became the Trustee under the Original Indenture by virtue of such merger; and

     The Company is executing and delivering to The Chase Manhattan Bank,
Trustee, this Forty-sixth Supplemental Indenture, dated June   , 1997,
supplementing the Original Indenture (The Original Indenture, all the aforementioned Supplemental Indentures, this Forty-sixth Supplemental Indenture and any other indentures supplemental to the Original Indenture are herein collectively called the "Indenture" and this Forty-sixth Supplemental Indenture is hereinafter called "this Supplemental Indenture"); and

     Pursuant to the provisions of the Indenture, the Company has issued 52 series of bonds in the aggregate principal amount of $2,327,400,000, of which 29 series (including the Bonds of the 1977 Series issued pursuant to the Original Indenture) in the aggregate principal amount of $1,145,800,000 are no longer outstanding and of which additional portions, aggregating $64,375,000 in principal amount, of 5 other series have been retired; and

     The Company covenanted in and by the Original Indenture to execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of the Original Indenture and to make subject to the lien thereof property acquired after the execution and delivery of the Original Indenture; and

     Under Article 3 of the Original Indenture, the Company is authorized to issue additional bonds upon the terms and conditions expressed in the Original Indenture; and

     The Company has determined to create pursuant to the provisions of the Indenture three new series of first mortgage bonds (collectively, the "Toledo Edison Pledge Bonds"), to be pledged as security for the payment of principal of and interest on certain notes (as hereinafter defined), with such Toledo Edison Pledge Bonds to have the denominations, rate of interest, date of maturity, redemption provisions and other provisions and agreements in respect thereof as in this Supplemental Indenture set forth; and

     The Toledo Edison Pledge Bonds are to be limited in aggregate principal amount to $145 million are to be delivered to The Chase Manhattan Bank, as Note Trustee (hereinafter called the "Note Trustee"), pursuant to an Indenture dated as of June 13, 1997, among the Company, The Cleveland Electric Illuminating Company and the Note Trustee, as amended and supplemented from time to time (hereinafter called the "Note Indenture") under which the Note Trustee will hold the Toledo Edison Pledge Bonds, together with bonds issued by The Cleveland Electric Illuminating Company under the Seventy-Fourth Supplemental Indenture to a Mortgage and Deed of Trust dated July 1, 1940 by and between The Cleveland Electric Illuminating Company and The Chase Manhattan Bank as Trustee (the "Cleveland Electric Supplement," and those bonds, the "Cleveland Electric Pledge Bonds"), as security for the payment of principal and interest on three new series of notes to be issued in a private placement and three new series of notes that may be exchanged therefor pursuant to a registered exchange offer (hereinafter collectively called the "Notes"); and

     The Company, by appropriate corporate action, has duly resolved and determined to execute this Supplemental Indenture for the purpose of providing for the creation of the Toledo Edison Pledge Bonds and of specifying the form, provisions and particulars thereof as in said Original Indenture, as amended, provided or permitted, including the issuance only of fully registered Toledo Edison Pledge Bonds, and of giving to the Toledo Edison Pledge Bonds the protection and security of the Indenture; and

     All conditions and requirements necessary to make this Supplemental Indenture a valid, legal and binding instrument in accordance with its terms and to make the Toledo Edison Pledge Bonds, when duly executed by the Company and authenticated and delivered by the Trustee, and duly issued, the valid, binding and legal obligations of the Company, have been done and performed, and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized;

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That The Toledo Edison Company, the Company herein named, in consideration of the premises and of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, does hereby covenant and agree to and with the Trustee and its successors in the trust under the Indenture, for the benefit of those who shall hold the bonds to be issued hereunder and thereunder, as hereinafter provided, as follows:

                                   ARTICLE I

               CREATION, PROVISIONS, REDEMPTION, PRINCIPAL AMOUNT
                        AND FORM OF BONDS OF 2000 SERIES

     SECTION 1. The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, Series due 2000" of the Company and hereinabove and hereinafter called the "Toledo Edison Pledge Bonds due 2000". The Toledo Edison Pledge Bonds due 2000 shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

     SECTION 2. The Toledo Edison Pledge Bonds due 2000 shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 or any multiple thereof.

     SECTION 3. The Toledo Edison Pledge Bonds due 2000 shall be dated the date of authentication, shall mature July 1, 2000, and shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on such Toledo Edison Pledge Bonds due 2000 then outstanding to equal the amount of interest payable on the same proportion of the Notes due 2000 (as defined below) then outstanding as those Toledo Edison Pledge Bonds due 2000 are to the aggregate principal amount of (i) the Toledo Edison Pledge Bonds due 2000 then outstanding and (ii) the Cleveland Electric Pledge Bonds due 2000 issued pursuant to (and as defined in) the Cleveland Electric Supplement (the "Cleveland Electric Pledge Bonds due 2000") then outstanding. The ratio of the Toledo Edison Pledge Bonds due 2000 outstanding at any time to the aggregate principal amount of the Cleveland Electric Pledge Bonds due 2000 then outstanding and the Toledo Edison Pledge Bonds due 2000 then outstanding is hereinafter referred to as the "Toledo Edison 2000 Ratio." The interest on the Toledo Edison Pledge Bonds due 2000 is payable on January 1 and July 1 in each year starting on July 1, 1997 (each such date hereinafter called an "interest payment date") on and until maturity, or, in the case of any such Toledo Edison Pledge Bonds due

2000 duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Toledo Edison Pledge Bonds due 2000, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture. The amount of interest payable on the Toledo Edison Pledge Bonds due 2000 on any interest payment date, on the date of maturity and on any redemption date shall be computed on the same basis as the basis on which such interest is computed on the Secured Notes due 2000 provided for in the Note Indenture, which shall include the notes initially issued and any notes exchanged therefor pursuant to the terms of the Note Indenture (either or both of such series of notes, the "Notes due 2000").

     The Toledo Edison Pledge Bonds due 2000 shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Toledo, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Except as hereinafter provided, each Toledo Edison Pledge Bond due 2000 shall bear interest from the later of the date of initial authentication of the Toledo Edison Pledge Bonds due 2000 or the most recent date to which interest has been paid or duly provided for until the principal of such Toledo Edison Pledge Bond due 2000 is paid or duly provided for.

     The interest payable on any interest payment date shall be paid to the respective persons in whose names the Toledo Edison Pledge Bonds due 2000 shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the cancellation of any such Toledo Edison Pledge Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Toledo Edison Pledge Bonds due 2000 are registered at the close of business on a date (the "Subsequent Record Date") not less than ten days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Toledo Edison Pledge Bonds due 2000 not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day which is not a business day, then such interest payment date shall be the next preceding business day.

     The initial interest rate on the Secured Notes due 2000, and therefore on the Toledo Edison Pledge Bonds due 2000, is 7.19%. Under certain circumstances specified in a Registration Agreement dated as of June 11, 1997 among Cleveland Electric, the Company and the Purchasers (as defined therein) of the Secured Notes, the interest rate on the Secured Notes due 2000, and therefore on the Toledo Edison Pledge Bonds due 2000, will increase temporarily to 7.69%.

     The term "Record Date", with respect to any interest payment date, redemption date or date of maturity of any Toledo Edison Pledge Bond due 2000, shall have the same meaning as the term "Record Date" has with respect to those events for the Notes due 2000.

     SECTION 4. In the manner and subject to the limitations provided in the Indenture, Toledo Edison Pledge Bonds due 2000 may be transferred or may be exchanged for a like aggregate principal amount of Toledo Edison Pledge Bonds of such series of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the agency of the Company in the Borough of Manhattan, The City of New York.

     In the event less than all of the Toledo Edison Pledge Bonds due 2000 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such bond for a period of 15 days before the mailing of the notice of redemption of any such bonds, (b) to register any transfer or make any exchange of any such bond so called for redemption in its entirety or (c) to register any transfer or make any exchange of any portion of any such bond so called for redemption.

     Except as otherwise provided in Section 3 of this Article I with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Toledo Edison Pledge Bond due 2000 is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

     SECTION 5. The Toledo Edison Pledge Bonds due 2000 shall be redeemable only to the extent provided in this Article I, subject to the provisions contained in
Article V of the Indenture and the form of Toledo Edison Pledge Bond due 2000.

     SECTION 6. Subject to the applicable provisions of the Indenture, written notice of redemption of Toledo Edison Pledge Bonds due 2000 pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Toledo Edison Pledge Bonds due 2000 to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Toledo Edison Pledge Bonds due 2000. Any notice of redemption shall be mailed at least 30 days, but no more than 60 days, prior to the redemption date. In the event of partial redemption of Toledo Edison Pledge Bonds due 2000, the Trustee shall select the Toledo Edison Pledge Bonds due 2000 or portions thereof to be redeemed, subject to the provisions of this Supplemental Indenture, in such manner as the Trustee shall deem appropriate and fair.

     SECTION 7. If and when any Notes due 2000 shall be purchased and surrendered to the Note Trustee for cancellation pursuant to the Note Indenture, or if and when the principal of any Notes due 2000 shall be paid pursuant to the
Note Indenture, then there shall be deemed to have been paid a principal amount of the Toledo Edison Pledge Bonds due 2000 then outstanding which bears the same ratio to the aggregate principal amount of Toledo Edison Pledge Bonds due 2000 then outstanding as the principal amount of the Notes due 2000 so purchased or paid bears to the aggregate principal amount of the Notes due 2000 outstanding immediately before such purchase or payment; provided however, that such purchase or payment of Toledo Edison Pledge Bonds due 2000 shall be deemed to have been made only when and to the extent that notice of such purchase or payment of the principal amount of such Notes due 2000 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such purchase or payment of Notes due 2000 has been so made.

     SECTION 8. The Toledo Edison Pledge Bonds due 2000 shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive a written demand from the Note Trustee for redemption of all Toledo Edison Pledge Bonds due 2000 held by the Note Trustee stating that an "Event of Default" under the Note Indenture has occurred and is continuing, that payment of the principal of the Notes due 2000 has been accelerated and that the Note Trustee is waiving notice of redemption; provided, however, that the Toledo Edison Pledge Bonds due 2000 shall not be redeemed in the event that prior to such redemption (a) the Trustee shall have received a certificate of the Note Trustee (i) stating that there has been a waiver of such Event of Default and a rescission and annulment of such acceleration or (ii) withdrawing said written demand or (b) an event of default under Section 6.01 of Article VI of the Indenture shall have occurred and be continuing, there has been a declaration of acceleration of the principal of the Toledo Edison Pledge Bonds due 2000. The redemption of the Toledo Edison Pledge Bonds due 2000 pursuant to this Section shall be made not more than 60 days after receipt of the written demand.

     SECTION 9. Any payment of interest on the Notes due 2000 shall be deemed to constitute payment of interest on the Toledo Edison Pledge Bonds due 2000 in an amount equal to the amount of interest paid on the Notes due 2000 multiplied by the Toledo Edison 2000 Ratio; provided, however, that such payment of interest shall be deemed to have been made only when and to the extent that notice of such payment of interest on such Notes due 2000 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such payment of interest has been so made.

     SECTION 10. Any Toledo Edison Pledge Bonds due 2000 at any time purchased or otherwise acquired by the Company shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same.

     SECTION 11. All Toledo Edison Pledge Bonds due 2000 deemed to have been redeemed or paid in full as provided in Section 7 of this Article I shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same. In the event that part of a Toledo Edison Pledge Bond due 2000 shall be deemed to have been redeemed or paid as provided in said Section 7, the registered owner may, at its option, surrender such bond to the Trustee for cancellation, in which event the Trustee shall cancel such bond and the Company shall execute and the Trustee shall authenticate and deliver to the registered owner one or more new fully registered Toledo Edison Pledge Bonds due 2000 in such authorized denominations as shall be specified by the registered owner in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Bond.

     SECTION 12. Toledo Edison Pledge Bonds due 2000 shall not be transferable unless the registered owner shall have first surrendered the same to the Trustee for notation thereon of all payments of principal deemed to have been made thereon under Section 7 of this Article I or for cancellation and execution, authentication and delivery of Toledo Edison Pledge Bonds due 2000 in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Toledo Edison Pledge Bonds due 2000 under Section 11 of this
Article I.

     SECTION 13. The aggregate principal amount of Toledo Edison Pledge Bonds due 2000 which may be authenticated and delivered hereunder shall not exceed $45 million, except as otherwise provided in the Indenture.

     SECTION 14. The form of the fully registered Toledo Edison Pledge Bonds due 2000, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:

                 [FORM OF FULLY REGISTERED BOND OF 2000 SERIES]

                           THE TOLEDO EDISON COMPANY
                Incorporated under the laws of the State of Ohio
                      FIRST MORTGAGE BOND, SERIES DUE 2000
                                Due July 1, 2000
No.                                                                  $

     THE TOLEDO EDISON COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to
                    , or registered assigns, the sum of                Dollars
($          ) or the aggregate unpaid principal amount hereof (as shown on the
Schedule of Payments hereon), whichever is less, on July 1, 2000, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at such rate per annum as shall cause the amount of interest payable hereon to equal the amount of interest payable on the same proportion of the Notes due 2000 (hereinafter defined) then outstanding as this Toledo Edison Pledge Bond due 2000 is to the aggregate principal amount of (i) the Toledo Edison Pledge Bonds due 2000 then outstanding and (ii) the Cleveland Electric Pledge Bonds due 2000 issued pursuant to (and defined in) the Seventy-Fourth Supplemental Indenture to a Mortgage and Deed of Trust dated July 1, 1940 by and between The Cleveland Electric Illuminating Company and The Chase Manhattan Bank as Trustee (the "Cleveland Electric Pledge Bonds due 2000") then outstanding. The ratio of the Toledo Edison Pledge Bonds due 2000 outstanding at any time to the aggregate principal amount of the Cleveland Electric Pledge Bonds due 2000 then outstanding and the Toledo Edison Pledge Bonds due 2000 then outstanding is hereinafter referred to as the "Toledo Edison 2000 Ratio." The interest on the Toledo Edison Pledge Bonds due 2000 is payable on January 1 and July 1 in each year starting on July 1, 1997 (each such date herein called an "interest payment date"), and on and until the date of maturity of this Bond, or, if this Bond shall be duly called for redemption, on and until the redemption date, or, if the Company shall default in the payment of the principal amount of this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture. Except as hereinafter provided, this Bond shall bear interest from the date of initial authentication of this Bond or the most recent date to which interest has been paid or duly provided for until the principal of this Bond has been paid or duly provided for. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the Record Date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture (hereinafter defined). Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Toledo, State of Ohio.

     This Bond is one of the duly authorized Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust, dated as of April 1, 1947 (herein called the "Original Indenture"), executed by the Company to The Chase National Bank of the City of New York, now succeeded by The Chase Manhattan Bank as Trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, Series due 2000 (herein called the "Toledo Edison Pledge Bonds due 2000") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $45 million, issued under and secured by the Indenture and described in the Forty-sixth Supplemental Indenture dated as of June 15, 1997, between the Company and the Trustee (herein called the "Supplemental Indenture").

     The Toledo Edison Pledge Bonds due 2000 have been delivered by the Company to The Chase Manhattan Bank, as trustee (hereinafter called the "Note Trustee"), pursuant to a Note Indenture, dated as of June 13, 1997, among the Company, The Cleveland Electric Illuminating Company and the Note Trustee, under which the Note Trustee holds the Toledo Edison Pledge Bonds due 2000, together with the Cleveland Electric Pledge Bonds due 2000, as a portion of the security for the payment of principal of and interest on the Secured Notes issued under the Note Indenture.

     If and when any Secured Notes due 2000 issued under the Note Indenture (herein called the "Notes due 2000") are purchased and surrendered to the Note Trustee for cancellation pursuant to the Note Indenture, or the principal of any Notes due 2000 is paid pursuant to the Note Indenture, then there shall be deemed to be paid a principal amount of the Toledo Edison Pledge Bonds due 2000 then outstanding which bears the same ratio to the aggregate principal amount of Toledo Edison Pledge Bonds due 2000 outstanding immediately before such purchase or payment as the principal amount of the Notes due 2000 so purchased or paid bears to the aggregate principal amount of the Notes due 2000 outstanding immediately before such purchase or payment; provided, however, that such purchase or payment of Pledge Bonds due 2000 is deemed to be made only when and to the extent that notice of such purchase or payment of such Notes due 2000 is given by the Company to the Trustee.

     Any payment of interest on the Notes due 2000 shall be deemed to constitute payment of interest on the Toledo Edison Pledge Bonds due 2000 in an amount equal to the amount of interest paid on the Notes due 2000 multipled by the Toledo Edison 2000 Ratio; provided, however, that such payment of interest is deemed to be made only when and to the extent that notice of such payment of interest on such Notes due 2000 is given by the Company to the Trustee.

     In the event that this Bond is deemed to be paid or redeemed in full, this Bond shall be surrendered to the Trustee for cancellation. In the event that this Bond is deemed to be paid or redeemed in part, this Bond may, at the option of the registered owner, be surrendered to the Trustee for cancellation, in which event the Trustee will cancel this Bond and the Company will execute and the Trustee will authenticate and deliver to the registered owner Toledo Edison Pledge Bonds due 2000 in authorized denominations in aggregate principal amount equal to the unpaid balance of the principal amount of this Bond.

     The Toledo Edison Pledge Bonds due 2000 shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 8 of Article I of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

     Any redemption of the Pledge Bonds due 2000 shall be made in accordance with the applicable provisions of Sections 5.02, 5.03, 5.04 and 5.05 of the Original Indenture, unless and to the extent waived in writing by the registered owner or owners of all Pledge Bonds due 2000 and such waiver is filed with the Trustee.

     To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said Bonds and coupons (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company by the holders of at least 75% in aggregate principal amount of the Bonds then outstanding, such percentage being determined as provided in the Indenture; provided, however, that in case such changes and modifications affect one or more but less than all series of Bonds then outstanding, they shall be required to be adopted only by the affirmative vote of the holders of at least 75% in aggregate principal amount of outstanding Bonds of such one or more series so affected; and further provided, that without the consent of the holder hereof no such change or modification shall be made which will extend the time of payment of the principal of or interest on this Bond or reduce the principal amount hereof or the rate of interest hereon, or affect any other modification of the terms of payment of such principal or interest or will permit the creation of any lien ranking prior to or on a party with the lien of the Indenture on any of the mortgaged property, or will deprive the holder hereof of the benefit of a lien upon the mortgaged property for the security of this Bond, or will reduce the percentage of Bonds required for the adoption of changes or modifications as aforesaid.

     If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

     Subject to the limitations provided in the Indenture and the Note Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon a new fully registered bond or bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Toledo Edison Pledge Bonds due 2000 of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. In the event less than all of the Toledo Edison Pledge Bonds due 2000 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such Bond for a period of 15 days before the mailing of the notice of redemption of any such Bonds, (b) to register any transfer or make any exchange of any such Bond called for redemption in its entirety, or (c) to register any transfer or make any exchange of any portion of any such Bond which has been called for redemption. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

     No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

     This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

     IN WITNESS WHEREOF, The Toledo Edison Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:

                         THE TOLEDO EDISON COMPANY

                         By ....................................................

Attest:

 .............................
          Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

                                  THE CHASE MANHATTAN BANK,
                                                                         TRUSTEE

                                  By ...........................................
                                                AUTHORIZED OFFICER

                         [FORM OF SCHEDULE OF PAYMENTS]

                              SCHEDULE OF PAYMENTS

                                                         AGENCY
                                                         OF THE
                        UNPAID                           COMPANY
             PRINCIPAL  PRINCIPAL  PREMIUM    INTEREST   MAKING     AUTHORIZED
  DATE       PAYMENT    AMOUNT     PAYMENT    PAYMENT    NOTATION   OFFICER     TITLE
---------    -------    -------    -------    -------    -------    -------    -------


                     [END OF FORM OF FULLY REGISTERED BOND]

                                   ARTICLE II

               CREATION, PROVISIONS, REDEMPTION, PRINCIPAL AMOUNT
                        AND FORM OF BONDS OF 2004 SERIES

     SECTION 1. The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, Series due 2004" of the Company and hereinabove and hereinafter called the "Toledo Edison Pledge Bonds due 2004". The Toledo Edison Pledge Bonds due 2004 shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

     SECTION 2. The Toledo Edison Pledge Bonds due 2004 shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 or any multiple thereof.

     SECTION 3. The Toledo Edison Pledge Bonds due 2004 shall be dated the date of authentication, shall mature July 1, 2004, and shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on such Toledo Edison Pledge Bonds due 2004 then outstanding to equal the amount of interest payable on the same proportion of the Notes due 2004 (as defined below) then outstanding as those Toledo Edison Pledge Bonds due 2004 are to the aggregate principal amount of (i) the Toledo Edison Pledge Bonds due 2004 then outstanding and (ii) the Cleveland Electric Pledge Bonds due 2004 issued pursuant to (and as defined in) the Cleveland Electric Supplement (the "Cleveland Electric Pledge Bonds due 2004") then outstanding. The ratio of the Toledo Edison Pledge Bonds due 2004 outstanding at any time to the aggregate principal amount of the Cleveland Electric Pledge Bonds due 2004 then outstanding and the Toledo Edison Pledge Bonds due 2004 then outstanding is hereinafter referred to as the "Toledo Edison 2004 Ratio." The interest on the Toledo Edison Pledge Bonds due 2004 is payable on January 1 and July 1 in each year starting on July 1, 1997 (each such date hereinafter called an "interest payment date") on and until maturity, or, in the case of any such Toledo Edison Pledge Bonds due 2004 duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Toledo Edison Pledge Bonds due 2004, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture. The amount of interest payable the Toledo Edison Pledge Bonds due 2004 on any interest payment date, on the date of maturity and on any redemption date shall be computed on the same basis as the basis on which such interest is computed on the Secured Notes due 2004 provided for in the Note Indenture, which shall include the notes initially issued and any notes exchanged therefor pursuant to the terms of the Note Indenture (either or both of such series of notes, the "Notes due 2004").

     The Toledo Edison Pledge Bonds due 2004 shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Toledo, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Except as hereinafter provided, each Toledo Edison Pledge Bond due 2004 shall bear interest from the later of the date of initial authentication of the Toledo Edison Pledge Bonds due 2004 or the most recent date to which interest has been paid or duly provided for until the principal of such Toledo Edison Pledge Bond due 2004 is paid or duly provided for.

     The interest payable on any interest payment date shall be paid to the respective persons in whose names the Toledo Edison Pledge Bonds due 2004 shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the can-cellation of any such Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Toledo Edison Pledge Bonds due 2004 are registered at the close of business on a date (the "Subsequent Record Date") not less than ten days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Toledo Edison Pledge Bonds due 2004 not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day which is not a business day, then such interest payment date shall be the next preceding business day.

     The initial interest rate on the Secured Notes due 2004, and therefore on the Toledo Edison Pledge Bonds due 2004, is 7.67%. Under certain circumstances specified in a Registration Agreement dated as of June 11, 1997 among Cleveland Electric, the Company and the Purchasers (as defined therein) of the Secured Notes, the interest rate on the Secured Notes due 2004, and therefore on the Toledo Edison Pledge Bonds due 2004, will increase temporarily to 8.17%.

     The term "Record Date", with respect to any interest payment date, redemption date or date of maturity of any Toledo Edison Pledge Bond due 2004, shall have the same meaning as the term "Record Date" has with respect to those events for the Notes due 2004.

     SECTION 4. In the manner and subject to the limitations provided in the Indenture, Toledo Edison Pledge Bonds due 2004 may be transferred or may be exchanged for a like aggregate principal amount of Bonds of such series of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the agency of the Company in the Borough of Manhattan, The City of New York.

     In the event less than all of the Toledo Edison Pledge Bonds due 2004 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such bond for a period of 15 days before the mailing of the notice of redemption of any such bonds, (b) to register any transfer or make any exchange of any such bond so called for redemption in its entirety or (c) to register any transfer or make any exchange of any portion of any such bond so called for redemption.

     Except as otherwise provided in Section 3 of this Article I with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Toledo Edison Pledge Bond due 2004 is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

     SECTION 5. The Toledo Edison Pledge Bonds due 2004 shall be redeemable only to the extent provided in this Article I, subject to the provisions contained in
Article V of the Indenture and the form of Toledo Edison Pledge Bond due 2004.

     SECTION 6. Subject to the applicable provisions of the Indenture, written notice of redemption of Toledo Edison Pledge Bonds due 2004 pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Toledo Edison Pledge Bonds due 2004 to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Toledo Edison Pledge Bonds due 2004. Any notice of redemption shall be mailed at least 30 days, but no more than 60 days, prior to the redemption date. In the event of partial redemption of Toledo Edison Pledge Bonds due 2004, the Trustee shall select the Toledo Edison Pledge Bonds due 2004 or portions thereof to be redeemed, subject to the provisions of this Supplemental Indenture, in such manner as the Trustee shall deem appropriate and fair.

     SECTION 7. If and when any Notes due 2004 shall be purchased and surrendered to the Note Trustee for cancellation pursuant to the Note Indenture, or if and when the principal of any Notes due 2004 shall be paid pursuant to the
Note Indenture, then there shall be deemed to have been paid a principal amount of the Toledo Edison Pledge Bonds due 2004 then outstanding which bears the same ratio to the aggregate principal amount of Toledo Edison Pledge Bonds due 2004 then outstanding as the principal amount of the Notes due 2004 so purchased or paid bears to the aggregate principal amount of the Notes due 2004 outstanding immediately before such purchase or payment; provided however, that such purchase or payment of Toledo Edison Pledge Bonds due 2004 shall be deemed to have been made only when and to the extent that notice of such purchase or payment of the principal amount of such Notes due 2004 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such purchase or payment of Notes due 2004 has been so made.

     SECTION 8. The Toledo Edison Pledge Bonds due 2004 shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive a written demand from the Note Trustee for redemption of all Toledo Edison Pledge Bonds due 2004 held by the Note Trustee stating that an "Event of Default" under the Note Indenture has occurred and is continuing, that payment of the principal of the Notes due 2004 has been accelerated and that the Note Trustee is waiving notice of redemption; provided, however, that the Toledo Edison Pledge Bonds due 2004 shall not be redeemed in the event that prior to such redemption (a) the Trustee shall have received a certificate of the Note Trustee (i) stating that there has been a waiver of such Event of Default and a rescission and annulment of such acceleration or (ii) withdrawing said written demand or (b) an event of default under Section 6.01 of Article VI of the Indenture shall have occurred and be continuing, there has been a declaration of acceleration of the principal of the Toledo Edison Pledge Bonds due 2004. The redemption of the Toledo Edison Pledge Bonds due 2004 pursuant to this Section shall be made not more than 60 days after receipt of the written demand.

     SECTION 9. Any payment of interest on the Notes due 2004 shall be deemed to constitute payment of interest on the Toledo Edison Pledge Bonds due 2004 in an amount equal to the amount of interest paid on the Notes due 2004 multiplied by the Toledo Edison 2004 Ratio; provided, however, that such payment of interest shall be deemed to have been made only when and to the extent that notice of such payment of interest on such Notes due 2004 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such payment of interest has been so made.

     SECTION 10. Any Toledo Edison Pledge Bonds due 2004 at any time purchased or otherwise acquired by the Company shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same.

     SECTION 11. All Toledo Edison Pledge Bonds due 2004 deemed to have been redeemed or paid in full as provided in Section 7 of this Article I shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same. In the event that part of a Toledo Edison Pledge Bond due 2004 shall be deemed to have been redeemed or paid as provided in said Section 7, the registered owner may, at its option, surrender such bond to the Trustee for cancellation, in which event the Trustee shall cancel such bond and the Company shall execute and the Trustee shall authenticate and deliver to the registered owner one or more new fully registered Toledo Edison Pledge Bonds due 2004 in such authorized denominations as shall be specified by the registered owner in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Bond.

     SECTION 12. Toledo Edison Pledge Bonds due 2004 shall not be transferable unless the registered owner shall have first surrendered the same to the Trustee for notation thereon of all payments of principal deemed to have been made thereon under Section 7 of this Article I or for cancellation and execution, authentication and delivery of Toledo Edison Pledge Bonds due 2004 in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Toledo Edison Pledge Bonds due 2004 under Section 11 of this
Article I.

     SECTION 13. The aggregate principal amount of Toledo Edison Pledge Bonds due 2004 which may be authenticated and delivered hereunder shall not exceed $70 million, except as otherwise provided in the Indenture.

     SECTION 14. The form of the fully registered Toledo Edison Pledge Bonds due 2004, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:

                 [FORM OF FULLY REGISTERED BOND OF 2004 SERIES]

                           THE TOLEDO EDISON COMPANY
                Incorporated under the laws of the State of Ohio
                      FIRST MORTGAGE BOND, SERIES DUE 2004
                                Due July 1, 2004
No.                                                                  $

     THE TOLEDO EDISON COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to
                    , or registered assigns, the sum of Dollars ($          ) or
the aggregate unpaid principal amount hereof (as shown on the Schedule of Payments hereon), whichever is less, on July 1, 2004, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at such rate per annum as shall cause the amount of interest payable hereon to equal the amount of interest payable on the same proportion of the Notes due 2004 (hereinafter defined) then outstanding as this Toledo Edison Pledge Bond due 2004 is to the aggregate principal amount of (i) the Toledo Edison Pledge Bonds due 2004 then outstanding and (ii) the Cleveland Electric Pledge Bonds due 2004 issued pursuant to (and as defined in) the Seventy-Fourth Supplemental

Indenture to a Mortgage and Deed of Trust dated July 1, 1940 by and between The Cleveland Electric Illuminating Company and The Chase Manhattan Bank as Trustee (the "Cleveland Electric Pledge Bonds due 2004") then outstanding. The ratio of the Toledo Edison Pledge Bonds due 2004 outstanding at any time to the aggregate principal amount of the Cleveland Electric Pledge Bonds due 2004 then outstanding and the Toledo Edison Pledge Bonds due 2004 then outstanding is hereinafter referred to as the "Toledo Edison 2004 Ratio." The interest on the Toledo Edison Pledge Bonds due 2004 is payable on January 1 and July 1 in each year starting on July 1, 1997 (each such date herein called an "interest payment date"), and on and until the date of maturity of this Bond, or, if this Bond shall be duly called for redemption, on and until the redemption date, or, if the Company shall default in the payment of the principal amount of this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture. Except as hereinafter provided, this Bond shall bear interest from the date of initial authentication of this Bond or the most recent date to which interest has been paid or duly provided for until the principal of this Bond has been paid or duly provided for. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the Record Date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture (hereinafter defined). Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Toledo, State of Ohio.

     This Bond is one of the duly authorized Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust, dated as of April 1, 1947 (herein called the "Original Indenture"), executed by the Company to The Chase National Bank of the City of New York, now succeeded by The Chase Manhattan Bank as Trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided.

This Bond is one of a series designated as the First Mortgage Bonds, Series due 2004 (herein called the "Toledo Edison Pledge Bonds due 2004") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $70 million, issued under and secured by the Indenture and described in the Forty-sixth Supplemental Indenture dated as of June 15, 1997, between the Company and the Trustee (herein called the "Supplemental Indenture").

     The Toledo Edison Pledge Bonds due 2004 have been delivered by the Company to The Chase Manhattan Bank, as trustee (hereinafter called the "Note Trustee"), pursuant to a Note Indenture, dated as of June 13, 1997, among the Company, The Cleveland Electric Illuminating Company and the Note Trustee, under which the Note Trustee holds the Toledo Edison Pledge Bonds due 2004, together with the Cleveland Electric Pledge Bonds due 2004, as a portion of the security for the payment of principal of and interest on the Secured Notes issued under the Note Indenture.

     If and when any Secured Notes due 2004 issued under the Note Indenture (herein called the "Notes due 2004") are purchased and surrendered to the Note Trustee for cancellation pursuant to the Note Indenture, or the principal of any Notes due 2004 is paid pursuant to the Note Indenture, then there shall be deemed to be paid a principal amount of the Toledo Edison Pledge Bonds due 2004 then outstanding which bears the same ratio to the aggregate principal amount of Toledo Edison Pledge Bonds due 2004 outstanding immediately before such purchase or payment as the principal amount of the Notes due 2004 so purchased or paid bears to the aggregate principal amount of the Notes due 2004 outstanding immediately before such purchase or payment; provided, however, that such purchase or payment of Toledo Edison Pledge Bonds due 2004 is deemed to be made only when and to the extent that notice of such purchase or payment of such Notes due 2004 is given by the Company to the Trustee.

     Any payment of interest on the Notes due 2004 shall be deemed to constitute payment of interest on the Toledo Edison Pledge Bonds due 2004 in an amount equal to the amount of interest paid on the Notes due 2004 multiplied by the Toledo Edison 2004 Ratio; provided, however, that such payment of interest is deemed to be made only when and to the extent that notice of such payment of interest on such Notes due 2004 is given by the Company to the Trustee.

     In the event that this Bond is deemed to be paid or redeemed in full, this Bond shall be surrendered to the Trustee for cancellation. In the event that this Bond is deemed to be paid or redeemed in part, this Bond may, at the option of the registered owner, be surrendered to the Trustee for cancellation, in which event the Trustee will cancel this Bond and the Company will execute and the Trustee will authenticate and deliver to the registered owner Toledo Edison Pledge Bonds due 2004 in authorized denominations in aggregate principal amount equal to the unpaid balance of the principal amount of this Bond.

     The Toledo Edison Pledge Bonds due 2004 shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 8 of Article I of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

     Any redemption of the Pledge Bonds due 2004 shall be made in accordance with the applicable provisions of Sections 5.02, 5.03, 5.04 and 5.05 of the Original Indenture, unless and to the extent waived in writing by the registered owner or owners of all Pledge Bonds due 2004 and such waiver is filed with the Trustee.

     To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said Bonds and coupons (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company by the holders of at least 75% in aggregate principal amount of the Bonds then outstanding, such percentage being determined as provided in the Indenture; provided, however, that in case such changes and modifications affect one or more but less than all series of Bonds then outstanding, they shall be required to be adopted only by the affirmative vote of the holders of at least 75% in aggregate principal amount of outstanding Bonds of such one or more series so affected; and further provided, that without the consent of the holder hereof no such change or modification shall be made which will extend the time of payment of the principal of, or of the interest or premium, if any, on this Bond or reduce the principal amount hereof or the rate of interest or the premium, if any, hereon, or affect any other modification of the terms of payment of such principal or interest, or premium, if any, or will permit the creation of any lien ranking prior to or on a party with the lien of the Indenture on any of the mortgaged property, or will deprive the holder hereof of the benefit of a lien upon the mortgaged property for the security of this Bond, or will reduce the percentage of Bonds required for the adoption of changes or modifications as aforesaid.

     If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

     Subject to the limitations provided in the Indenture and the Note Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon a new fully registered bond or bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Toledo Edison Pledge Bonds due 2004 of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. In the event less than all of the Toledo Edison Pledge Bonds due 2004 at the time outstanding are called for redemption, the Company shall not be required
(a) to register any transfer or make any exchange of any such Bond for a period of 15 days before the mailing of the notice of redemption of any such Bonds, (b) to register any transfer or make any exchange of any such Bond called for redemption in its entirety, or (c) to register any transfer or make any exchange of any portion of any such Bond which has been called for redemption. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

     No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

     This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

     IN WITNESS WHEREOF, The Toledo Edison Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:

                               THE TOLEDO EDISON COMPANY

                               By ..............................................

Attest:

 .............................
          Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

                                  THE CHASE MANHATTAN BANK,
                                                                         TRUSTEE

                                  By ...........................................
                                                Authorized Officer

                         [FORM OF SCHEDULE OF PAYMENTS]

                              SCHEDULE OF PAYMENTS

                                                         AGENCY
                                                         OF THE
                        UNPAID                           COMPANY
             PRINCIPAL  PRINCIPAL  PREMIUM    INTEREST   MAKING     AUTHORIZED
  DATE       PAYMENT    AMOUNT     PAYMENT    PAYMENT    NOTATION   OFFICER     TITLE
---------    -------    -------    -------    -------    -------    -------    -------


                     [END OF FORM OF FULLY REGISTERED BOND]

                                  ARTICLE III
               CREATION, PROVISIONS, REDEMPTION, PRINCIPAL AMOUNT
                        AND FORM OF BONDS OF 2007 SERIES

     SECTION 1. The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, Series due 2007" of the Company and hereinabove and hereinafter called the "Toledo Edison Pledge Bonds due 2007". The Toledo Edison Pledge Bonds due 2007 shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

     SECTION 2. The Toledo Edison Pledge Bonds due 2007 shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 or any multiple thereof.

     SECTION 3. The Toledo Edison Pledge Bonds due 2007 shall be dated the date of authentication, shall mature July 1, 2007, and shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on such Toledo Edison Pledge Bonds due 2007 then outstanding to equal the amount of interest payable on the same proportion of the Notes due 2007 (as defined below) then outstanding as those Toledo Edison Pledge Bonds due 2007 are to the aggregate principal amount of (i) the Toledo Edison Pledge Bonds due 2007 then outstanding and (ii) the Cleveland Electric Pledge Bonds due 2007 issued pursuant to (and as defined in) the Cleveland Electric Supplement (the "Cleveland Electric Pledge Bonds due 2007") then outstanding. The ratio of the Toledo Edison Pledge Bonds due 2007 outstanding at any time to the aggregate principal amount of the Cleveland Electric Pledge Bonds due 2007 then outstanding and the Toledo Edison Pledge Bonds due 2007 then outstanding is hereinafter referred to as the "Toledo Edison 2007 Ratio." The interest on the Toledo Edison Pledge Bonds due 2007 is payable on

January 1 and July 1 in each year starting on July 1, 1997 (each such date hereinafter called an "interest payment date") on and until maturity, or, in the case of any such Toledo Edison Pledge Bonds due 2007 duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Toledo Edison Pledge Bonds due 2007, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture. The amount of interest payable on the Toledo Edison Pledge Bonds due 2007 on any interest payment date, on the date of maturity and on any redemption date shall be computed on the same basis as the basis on which such interest is computed on the Secured Notes due 2007 provided for in the Note Indenture, which shall include the notes initially issued and any notes exchanged therefor pursuant to the terms of the Note Indenture (either or both of such series of notes, the "Notes due 2007").

     The Toledo Edison Pledge Bonds due 2007 shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Toledo, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Except as hereinafter provided, each Toledo Edison Pledge Bond due 2007 shall bear interest from the later of the date of initial authentication of the Toledo Edison Pledge Bonds due 2007 or the most recent date to which interest has been paid or duly provided for until the principal of such Toledo Edison Pledge Bond due 2007 is paid or duly provided for.

     The interest payable on any interest payment date shall be paid to the respective persons in whose names the Toledo Edison Pledge Bonds due 2007 shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Toledo Edison Pledge Bonds due 2007 are registered at the close of business on a date (the "Subsequent Record Date") not less than ten days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Toledo Edison Pledge Bonds due 2007 not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day which is not a business day, then such interest payment date shall be the next preceding business day.

     The initial interest rate on the Secured Notes due 2007, and therefore on the Toledo Edison Pledge Bonds due 2007, is 7.13%. Under certain circumstances specified in a Registration Agreement dated as of June 11, 1997 among Cleveland Electric, the Company and the Purchasers (as defined therein) of the Secured Notes, the interest rate on the Secured Notes due 2007, and therefore on the Toledo Edison Pledge Bonds due 2007, will increase temporarily to 7.63%.

     The term "Record Date", with respect to any interest payment date, redemption date or date of maturity of any Toledo Edison Pledge Bond due 2007, shall have the same meaning as the term "Record Date" has with respect to those events for the Notes due 2007.

     SECTION 4. In the manner and subject to the limitations provided in the Indenture, Toledo Edison Pledge Bonds due 2007 may be transferred or may be exchanged for a like aggregate principal amount of Bonds of such series of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the agency of the Company in the Borough of Manhattan, The City of New York.

     In the event less than all of the Toledo Edison Pledge Bonds due 2007 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such bond for a period of 15 days before the mailing of the notice of redemption of any such bonds, (b) to register any transfer or make any exchange of any such bond so called for redemption in its entirety or (c) to register any transfer or make any exchange of any portion of any such bond so called for redemption.

     Except as otherwise provided in Section 3 of this Article I with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Toledo Edison Pledge Bond due 2007 is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

     SECTION 5. The Toledo Edison Pledge Bonds due 2007 shall be redeemable only to the extent provided in this Article I, subject to the provisions contained in
Article V of the Indenture and the form of Toledo Edison Pledge Bond due 2007.

     SECTION 6. Subject to the applicable provisions of the Indenture, written notice of redemption of Toledo Edison Pledge Bonds due 2007 pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Toledo Edison Pledge Bonds due 2007 to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Toledo Edison Pledge Bonds due 2007. Any notice of redemption shall be mailed at least 30 days, but no more than 60 days, prior to the redemption date. In the event of partial redemption of Toledo Edison Pledge Bonds due 2007, the Trustee shall select the Toledo Edison Pledge Bonds due 2007 or portions thereof to be redeemed, subject to the provisions of this Supplemental Indenture, in such manner as the Trustee shall deem appropriate and fair.

     SECTION 7. If and when any Notes due 2007 shall be purchased and surrendered to the Note Trustee for cancellation pursuant to the Note Indenture, or if and when the principal of any Notes due 2007 shall be paid pursuant to the
Note Indenture, then there shall be deemed to have been paid a principal amount of the Toledo Edison Pledge Bonds due 2007 then outstanding which bears the same ratio to the aggregate principal amount of Toledo Edison Pledge Bonds due 2007 then outstanding as the principal amount of the Notes due 2007 so purchased or paid bears to the aggregate principal amount of the Notes due 2007 outstanding immediately before such purchase or payment; provided however, that such purchase or payment of Toledo Edison Pledge Bonds due 2007 shall be deemed to have been made only when and to the extent that notice of such purchase or payment of the principal amount of such Notes due 2007 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such purchase or payment of Notes due 2007 has been so made.

     SECTION 8. The Toledo Edison Pledge Bonds due 2007 shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive a written demand from the Note Trustee for redemption of all Toledo Edison Pledge Bonds due 2007 held by the Note Trustee stating that an "Event of Default" under the Note Indenture has occurred and is continuing, that payment of the principal of the Notes due 2007 has been accelerated and that the Note Trustee is waiving notice of redemption; provided, however, that the Toledo Edison Pledge Bonds due 2007 shall not be redeemed in the event that prior to such redemption (a) the Trustee shall have received a certificate of the Note Trustee (i) stating that there has been a waiver of such Event of Default and a rescission and annulment of such acceleration or (ii) withdrawing said written demand or (b) an event of default under Section 6.01 of Article VI of the Indenture shall have occurred and be continuing, there has been a declaration of acceleration of the principal of the Toledo Edison Pledge Bonds due 2007. The redemption of the Toledo Edison Pledge Bonds due 2007 pursuant to this Section shall be made not more than 60 days after receipt of the written demand.

     SECTION 9. Any payment of interest on the Notes due 2007 shall be deemed to constitute payment of interest on the Toledo Edison Pledge Bonds due 2007 in an amount equal to the amount of interest paid on the Notes due 2007 multiplied by the Toledo Edison 2007 Ratio; provided, however, that such payment of interest shall be deemed to have been made only when and to the extent that notice of such payment of interest on such Notes due 2007 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such payment of interest has been so made.

     SECTION 10. Any Toledo Edison Pledge Bonds due 2007 at any time purchased or otherwise acquired by the Company shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same.

     SECTION 11. All Toledo Edison Pledge Bonds due 2007 deemed to have been redeemed or paid in full as provided in Section 7 of this Article I shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same. In the event that part of a Toledo Edison Pledge Bond due 2007 shall be deemed to have been redeemed or paid as provided in said Section 7, the registered owner may, at its option, surrender such Toledo Edison Pledge Bond due 2007 to the Trustee for cancellation, in which event the Trustee shall cancel such Toledo Edison Pledge Bond due 2007 and the Company shall execute and the Trustee shall authenticate and deliver to the registered owner one or more new fully registered Toledo Edison Pledge Bonds due 2007 in such authorized denominations as shall be specified by the registered owner in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Bond.

     SECTION 12. Toledo Edison Pledge Bonds due 2007 shall not be transferable unless the registered owner shall have first surrendered the same to the Trustee for notation thereon of all payments of principal deemed to have been made thereon under Section 7 of this Article I or for cancellation and execution, authentication and delivery of Toledo Edison Pledge Bonds due 2007 in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Toledo Edison Pledge Bonds due 2007 under Section 11 of this
Article I.

     SECTION 13. The aggregate principal amount of Toledo Edison Pledge Bonds due 2007 which may be authenticated and delivered hereunder shall not exceed $30 million, except as otherwise provided in the Indenture.

     SECTION 14. The form of the fully registered Toledo Edison Pledge Bonds due 2007, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:

                 [FORM OF FULLY REGISTERED BOND OF 2007 SERIES]

                           THE TOLEDO EDISON COMPANY
                Incorporated under the laws of the State of Ohio
                      FIRST MORTGAGE BOND, SERIES DUE 2007
                                Due July 1, 2007
No.                                                                  $

     THE TOLEDO EDISON COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to
                                                        , or registered assigns,
the sum of Dollars                                              ($          ) or
the aggregate unpaid principal amount hereof (as shown on the Schedule of Payments hereon), whichever is less, on July 1, 2007, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at such rate per annum as shall cause the amount of interest payable hereon to equal the amount of interest payable on the same proportion of the Notes due 2007 (hereinafter defined) then outstanding as this Toledo Edison Pledge Bond due 2007 is to the aggregate principal amount of (i) the Toledo Edison Pledge Bonds due 2007 then outstanding and (ii) the Cleveland Electric Pledge Bonds due 2007 issued pursuant to (and as defined in) the Seventy-Fourth Supplemental Indenture to a Mortgage and Deed of Trust dated July 1, 1940 by and between The Cleveland Electric Illuminating Company and The Chase Manhattan Bank as Trustee (the "Cleveland Electric Pledge Bonds due 2007") then outstanding. The ratio of Toledo Edison Pledge Bonds due 2007 outstanding at any time to the aggregate principal amount of the Cleveland Electric Pledge Bonds due 2007 then outstanding and the Toledo Edison Pledge Bonds due 2007 then outstanding is hereinafter referred to as the "Toledo Edison 2007 Ratio." The interest on the Toledo Edison Pledge Bonds due 2007 is payable on January 1 and July 1 in each year starting on July 1, 1997 (each such date herein called an

"interest payment date"), and on and until the date of maturity of this Bond, or, if this Bond shall be duly called for redemption, on and until the redemption date, or, if the Company shall default in the payment of the principal amount of this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture. Except as hereinafter provided, this Bond shall bear interest from the date of initial authentication of this Bond or the most recent date to which interest has been paid or duly provided for until the principal of this Bond has been paid or duly provided for. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the Record Date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture (hereinafter defined). Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Toledo, State of Ohio.

     This Bond is one of the duly authorized Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust, dated as of April 1, 1947 (herein called the "Original Indenture"), executed by the Company to The Chase National Bank of the City of New York, now succeeded by The Chase Manhattan Bank as Trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, Series due 2007 (herein called the "Toledo Edison Pledge Bonds due 2007") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $30 million, issued under and secured by the Indenture and described in the Forty-sixth Supplemental Indenture dated as of June 15, 1997, between the Company and the Trustee (herein called the "Supplemental Indenture").

     The Toledo Edison Pledge Bonds due 2007 have been delivered by the Company to The Chase Manhattan Bank, as trustee (hereinafter called the "Note Trustee"), pursuant to a Note Indenture, dated as of

June 13, 1997, among the Company, The Cleveland Electric Illuminating Company and the Note Trustee, under which the Note Trustee holds the Toledo Edison Pledge Bonds due 2007, together with the Cleveland Electric Pledge Bonds due 2007, as a portion of the security for the payment of principal of and interest on the Secured Notes issued under the Note Indenture.

     If and when any Secured Notes due 2007 issued under the Note Indenture (herein called the "Notes due 2007") are purchased and surrendered to the Note Trustee for cancellation pursuant to the Note Indenture, or the principal of any Notes due 2007 is paid pursuant to the Note Indenture, then there shall be deemed to be paid a principal amount of the Toledo Edison Pledge Bonds due 2007 then outstanding which bears the same ratio to the aggregate principal amount of Toledo Edison Pledge Bonds due 2007 outstanding immediately before such purchase or payment as the principal amount of the Notes due 2007 so purchased or paid bears to the aggregate principal amount of the Notes due 2007 outstanding immediately before such purchase or payment; provided, however, that such purchase or payment of Toledo Edison Pledge Bonds due 2007 is deemed to be made only when and to the extent that notice of such purchase or payment of such Notes due 2007 is given by the Company to the Trustee.

     Any payment of interest on the Notes due 2007 shall be deemed to constitute payment of interest on the Toledo Edison Pledge Bonds due 2007 in an amount equal to the amount of interest paid on the Notes due 2007 multipled by the Toledo Edison 2007 Ratio; provided, however, that such payment of interest is deemed to be made only when and to the extent that notice of such payment of interest on such Notes due 2007 is given by the Company to the Trustee.

     In the event that this Bond is deemed to be paid or redeemed in full, this Bond shall be surrendered to the Trustee for cancellation. In the event that this Bond is deemed to be paid or redeemed in part, this Bond may, at the option of the registered owner, be surrendered to the Trustee for cancellation, in which event the Trustee will cancel this Bond and the Company will execute and the Trustee will authenticate and deliver to the registered owner Toledo Edison Pledge Bonds due 2007 in authorized denominations in aggregate principal amount equal to the unpaid balance of the principal amount of this Bond.

     The Toledo Edison Pledge Bonds due 2007 shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 8 of Article I of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

     Any redemption of the Toledo Edison Pledge Bonds due 2007 shall be made in accordance with the applicable provisions of Sections 5.02, 5.03, 5.04 and 5.05 of the Original Indenture, unless and to the extent waived in writing by the registered owner or owners of all Toledo Edison Pledge Bonds due 2007 and such waiver is filed with the Trustee.

     To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said Bonds and coupons (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company by the holders of at least 75% in aggregate principal amount of the Bonds then outstanding, such percentage being determined as provided in the Indenture; provided, however, that in case such changes and modifications affect one or more but less than all series of Bonds then outstanding, they shall be required to be adopted only by the affirmative vote of the holders of at least 75% in aggregate principal amount of outstanding Bonds of such one or more series so affected; and further provided, that without the consent of the holder hereof no such change or modification shall be made which will extend the time of payment of the principal of, or of the interest or premium, if any, on this Bond or reduce the principal amount hereof or the rate of interest or the premium, if any, hereon, or affect any other modification of the terms of payment of such principal or interest, or premium, if any, or will permit the creation of any lien ranking prior to or on a party with the lien of the Indenture on any of the mortgaged property, or will deprive the holder hereof of the benefit of a lien upon the mortgaged property for the security of this Bond, or will reduce the percentage of Bonds required for the adoption of changes or modifications as aforesaid.

     If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

     Subject to the limitations provided in the Indenture and the Note Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon a new fully registered bond or bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or trans-ferees in exchange herefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Toledo Edison Pledge Bonds due 2007 of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. In the event less than all of the Toledo Edison Pledge Bonds due 2007 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such Bond for a period of 15 days before the mailing of the notice of redemption of any such Bonds, (b) to register any transfer or make any exchange of any such Bond called for redemption in its entirety, or (c) to register any transfer or make any exchange of any portion of any such Bond which has been called for redemption. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

     No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

     This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

     IN WITNESS WHEREOF, The Toledo Edison Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:

                         THE TOLEDO EDISON COMPANY

                         By ....................................................

Attest:

 .............................
          Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

                                  THE CHASE MANHATTAN BANK,
                                                                         TRUSTEE

                                  By ...........................................
                                                AUTHORIZED OFFICER

                         [FORM OF SCHEDULE OF PAYMENTS]

                              SCHEDULE OF PAYMENTS

                                                         AGENCY
                                                         OF THE
                        UNPAID                           COMPANY
             PRINCIPAL  PRINCIPAL  PREMIUM    INTEREST   MAKING     AUTHORIZED
  DATE       PAYMENT    AMOUNT     PAYMENT    PAYMENT    NOTATION   OFFICER     TITLE
---------    -------    -------    -------    -------    -------    -------    -------


                     [END OF FORM OF FULLY REGISTERED BOND]

                                   ARTICLE IV

                                  THE TRUSTEE

     SECTION 1. The Trustee accepts the trusts created by this Supplemental Indenture upon the terms and conditions in the Original Indenture and in this Supplemental Indenture set forth. The recitals in this Supplemental Indenture are made by the Company only and not by the Trustee. Each and every term and condition contained in Article 13 of the Original Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in fully, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

     SECTION 2. The Company shall cause any agency of the Company, other than the Trustee, which it may appoint from time to time to act as such agency in respect of the Toledo Edison Pledge Bonds, to execute and deliver to the Trustee an instrument in which such agency shall:

          (a) Agree to keep and maintain, and furnish to the Trustee from time to time as reasonably requested by the Trustee, appropriate records of all transactions carried out by it as such agency and to furnish the Trustee such other information and reports as the Trustee may reasonably require;

          (b) Certify that it is eligible for appointment as such agency and agree to notify the Trustee promptly if it shall cease to be so eligible; and

          (c) Agree to indemnify the Trustee, in a manner satisfactory to the Trustee, against any loss, liability or expense incurred by, and defend any claim asserted against, the Trustee by reason of any acts or failures to act as such agency, except for any liability resulting from any action taken by it at the specific direction of the Trustee;

provided, however, that the Company, in lieu of causing any such agency to furnish such an instrument, may make such other arrangements with the Trustee in respect of any such agency as shall be satisfactory to the Trustee.

     SECTION 3. The Trustee shall advise the Company in writing of the notation or receipt of written notice of notation on or cancellation of any Toledo Edison Pledge Bond provided for in Sections 7, 8, 9, 10 and 11, Articles I, II and III of this Supplemental Indenture.

     SECTION 4. For purposes of the Original Indenture, the Supplemental Indenture and the Toledo Edison Pledge Bonds, the Trustee is permitted to assume for all purposes that the rates of interest on the Toledo Edison Pledge Bonds are the applicable initial interest rates expressed in this Supplemental Indenture until such time as the Company shall deliver an Officers' Certificate stating a change in the interest rates and the dates from which such rates shall be effective. Upon receipt of such an Officers' Certificate, the Trustee is permitted to assume for all purposes that the rates of interest on the Toledo Edison Pledge Bonds are as set forth in such Officers' Certificate until such time as such Officers' Certificate shall be superseded by a subsequent Officers' Certificate delivered pursuant to this Section 4, in which case, the Trustee is permitted to assume for all purposes that the rates of interest on the Toledo Edison Pledge Bonds are those set forth in the most current Officers' Certificate delivered pursuant to this Section 4. Absent the receipt by it of an Officers' Certificate specifying a change in interest rates pursuant to this Supplemental Indenture and the Toledo Edison Pledge Bonds, the Trustee shall not be charged with having had knowledge of such change in rates of interest regardless of any notice it may receive or knowledge it may have in its capacity as Note Trustee.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

     SECTION 1. The Original Indenture, as heretofore supplemented, is in all respects ratified and confirmed, and the Original Indenture, this Supplemental Indenture and all other indentures supplemental to the Original Indenture shall be read, taken and construed as one and the same instrument. Neither the execution of this Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Indenture on any of the property subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Indenture. All covenants and provisions of the Original Indenture, except as modified by this Supplemental Indenture and all other indentures supplemental to the Original

Indenture, shall continue in full force and effect for the respective periods of time therein specified, and this Supplemental Indenture shall form part of the Indenture. All terms defined in Article 1 of the Original Indenture shall, for all purposes of this Supplemental Indenture, have the meanings in said Article 1 specified, except as modified by this Supplemental Indenture and all other indentures supplemental to the Original Indenture and unless the context otherwise requires.

     SECTION 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

                                   EXECUTION

     IN WITNESS WHEREOF, The Toledo Edison Company has caused its corporate name to be hereunto affixed, this instrument to be signed by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf and The Chase Manhattan Bank, as Trustee, in evidence of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, this instrument to be signed by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Secretary, an Assistant Secretary or a Corporate Trust Officer, for and in its behalf, all as of the day and year first above written.

     This page contains information as to recording and filing which was not set forth in this Supplemental Indenture at the time of execution. This page is not a part of this Supplemental Indenture.

                           RECORDING AND FILING DATA

     This Supplemental Indenture was filed for record and recorded in the record of mortgages in the offices of the Recorders of the following Counties:

     COUNTY           VOLUME              PAGE         FILED FOR RECORD
----------------  --------------- -------------------------------------
Ohio
  Belmont
  Defiance
  Erie
  Fulton
  Henry
  Lake
  Monroe
  Ottawa
  Paulding                                              June 17, 1997
  Putnam
  Sandusky
  Seneca
  Williams
  Wood
Pennsylvania
  Beaver
                      MICROFICHE
                      ----------
  Lucas, Ohio                                           June 17, 1997

     An amendment to a previously filed financing statement and a counterpart of this Supplemental Indenture were filed in the office of the Secretary of the Commonwealth of Pennsylvania on June 17, 1997 under original or amendment file number 07851362, microfilm number 24581784, to comply with the filing requirements of the Pennsylvania enactment of the Uniform Commercial Code.